UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2009

NASHUA CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)
(603)880-2323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
     On August 13, 2009, Nashua Corporation (the “Company”) announced its financial results for the second quarter ended July 3, 2009. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.
     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     On May 7, 2009 the Company announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 6, 2009 by and between the Company, Cenveo, Inc., a Colorado corporation (“Cenveo”), and NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Cenveo (the “Merger Sub”). Pursuant to this agreement, the Merger Sub and the Company will merge (the “Merger”).
     In connection with the proposed Merger, Cenveo filed with the SEC on May 28, 2009 a Registration Statement on Form S-4 that constitutes the Company’s preliminary proxy statement with regard to the Merger and also constitutes a preliminary prospectus of Cenveo. On July 10, 2009 Cenveo filed Amendment No. 1 to the Registration Statement on Form S-4 with the SEC. On July 30, 2009 Cenveo filed Amendment No. 2 to the Registration Statement on Form S-4 with the SEC. On August 7, 2009 the SEC declared the S-4 effective. On or about August 13, 2009 the Company began mailing to its shareholders a final proxy statement with regard to the Merger. The final proxy statement contains important information about the Company, the Merger and related matters. Investors and security holders are urged to read the final proxy statement carefully. A copy of the final proxy statement with respect to the Merger, but not the proxy card, is available for viewing at Nashua’s website, www.nashua.com.
     Investors and security holders may also obtain free copies of the Company’s final proxy statement with respect to the Merger and other documents filed by the Company with the SEC at the SEC’s web site maintained at www.sec.gov.
     In addition, investors and security holders may obtain free copies of the final proxy statement from the Company by contacting the Company’s Corporate Secretary at (603) 880-2323.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the quarter ending April 3, 2009 and its proxy statement dated March 31, 2009 for its 2009 Annual Meeting of Shareholders, each of which are filed with the SEC, as well as Nashua’s Current Reports on Forms 8-K filed with the SEC on March 6, 2009, May 7, 2009, July 22, 2009 and July 30, 2009. As of July 27, 2009, Nashua’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1.5 million shares, or 26.8%, of Nashua’s common stock. You can obtain free copies of these documents from Nashua using the contact information set forth above. Additional information regarding interests of such participants is included in the final proxy statement that is filed with the SEC and available free of charge as indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Statements in this Current Report on Form 8-K regarding the proposed merger, and any other statements about Nashua’s management’s future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations are forward-looking statements. These statements often include the words “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” “objectives,” “strategies,” “goals” or similar expressions. These forward-looking statements cover, among other things, anticipated future plans and prospects of Nashua and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the acquisition of Nashua by Cenveo.
     Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at which, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause our actual performance or results to differ materially from those expressed or implied in the statements. Important factors that could cause such differences include, but are not limited to: whether the market price of Cenveo common stock will fluctuate; Nashua’s business uncertainties and contractual restrictions while the merger is pending; changes in circumstances between signing the merger agreement and completion of the merger; whether combining the two companies is more difficult, costly or time-consuming than expected; Nashua’s limited ability to pursue alternatives to the merger; whether Cenveo and Nashua choose not to proceed with the merger; whether the merger agreement is terminated and whether the cost savings estimated for the merger are realized.
     Forward-looking statements speak only as of the date on which such statements are made. Nashua undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
Item 8.01 — Other Information
     The disclosure in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release — “Nashua Reports Second Quarter 2009 Results” dated August 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION
Date: August 14, 2009	By	/s/ John L. Patenaude
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release — “Nashua Reports Second Quarter 2009 Results” dated August 13, 2009.